Jay Gellert President & Chief Executive Officer March 15, 2011 Barclays Capital 2011 Global Healthcare Conference EXHIBIT 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,”
“plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, health care reform, including the ultimate impact of the Affordable Care Act, which could materially adversely affect the company’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), or require changes to the ways in which the company does business; rising health care costs; continued slow economic growth or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios;
membership declines; unexpected utilization patterns or unexpectedly severe or widespread illnesses; rate cuts affecting the Health Net’s Medicare or Medicaid businesses; costs, fees and expenses related to the post-closing administrative services provided under the administrative services agreements entered into in connection with the sale of Health Net’s Northeast business; potential termination of the administrative services agreements by the service recipients should
Health Net breach such agreements or fail to perform all or a material part of the services required thereunder; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; litigation cost regulatory issues with agencies such as the California Department of Managed Health Care, the Centers for Medicare and Medicaid Services and state departments of insurance, including the continued suspension of the marketing of and enrollment into Health Net’s Medicare products for a significant period of time, which could have a material adverse impact on Health Net’s Medicare business; operational issues; noncompliance by us or our business associates with any privacy law or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and the risks discussed in the company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Emerging Environment
Emerging Environment
•
Economy is driving change
•
Federal and state budget pressures
will affect health care
•
Future implementation of Affordable
Care Act remains to be defined
•
Diverse book of business where value
differentiation is key

Strategy To Date
Strategy To Date
•
Value-based products
•
Diverse book of stable businesses
–
Risk and fee
–
Commercial, Medicaid, Medicare and TRICARE
•
Deemphasize volatile segments
–
e.g., individual
•
Invest in G&A efficiencies
•
Dispose of weak assets
•
Strengthen balance sheet

Diverse Businesses: Commercial
Diverse Businesses: Commercial
•
Move to lower price point products
–
Back to the future: return of HMO products
–
Tailored networks focused on high quality,
cost-effective providers
–
Built on medical group model
•
Sustain broad coverage
–
Benefit designs that meet customers’ needs
and health care reform requirements
•
Provider partnerships key
–
Drive to innovation in product design and
financial structures

Diverse Businesses: Medicare
Diverse Businesses: Medicare
•
Traditional strength: network-model HMO markets
•
Sustain margins through product design and premiums
–
Benefit flexibility
–
Many counties still at zero dollar premium
–
Revenue opportunities
•
Ongoing assessment of special needs plans
•
Provider partnership opportunities

Diverse Businesses: Medicaid
Diverse Businesses: Medicaid
•
Enrollment flexes with employment
•
Stable financial performance despite
rate pressure
•
Expansion potential due to health care reform
•
Low-cost, capitated network presents product
development opportunities

Diverse Businesses:
Diverse Businesses:
Government Contracts
Government Contracts
•
Consistent and predictable TRICARE performance
•
New contract implementation on schedule for
April 1, 2011 launch
–
ASO, fee-based contract
–
Improves company balance between risk
and fee-based businesses
•
MFLC behavioral health program growing
•
Opens door to new opportunities as Department
of Defense faces budget pressures

9 Financial Performance Financial Performance • Stable enrollment • Expanding commercial margins • Managing G&A expenses • Strong cash position • Share repurchase program

2011 Earnings Guidance
2011 Earnings Guidance
Year-end membership (a)
•
Commercial: +1% to +2%
•
Medicaid: +6% to +7%
•
Medicare Advantage (d) : -15% to -17%
•
Total Western Region Operations
medical membership: +2% to +3%
•
PDP (d) : -14% to -16%
Consolidated revenues (b)(d) $12.0 to $12.5 billion
Commercial premium yields (a) ~ 7.8% to 8.3%
Commercial health care cost trends (a) ~ 40 to 60 bps < premium yields
Selling Cost ratio (a) ~ 2.3% to 2.4%
G&A Expense ratio (a) ~ 8.7% to 8.9%
Tax rate (b) ~ 39.2%
Weighted-average fully
diluted shares outstanding (c)
96 million – 97 million
GAAP EPS (c)(d)
Combined Western Region Operations
and Government Contracts EPS (c)(d)
At least $2.05
At least $2.75
(a) For the company’s Western Region Operations segment
(b) For the combined Western Region Operations and Government Contracts segments
(c) The company’s guidance does not include the impact of share repurchases other than to counter dilution.
(d) Includes the impact of the CMS sanctions previously announced on November 19, 2010

HNT: Building Shareholder Value
HNT: Building Shareholder Value
•
Strategic response to changing environment
•
Diverse book of stable businesses
•
Opportunities for growth and further
gross margin and G&A improvements
•
Financial flexibility